Exhibit 10.7

FIRST AMENDMENT TO LOAN AND ADMINISTRATION AGREEMENT

This First Amendment to Loan and Administration Agreement, dated as of December 12, 2014 (the “Amendment”), is made pursuant to that certain Loan and Administration Agreement, dated as of January 8, 2014 (as amended, modified or supplemented from time to time, the “Agreement”), among CCG Receivables VI, LLC, a Delaware limited liability company (the “SPV”), Commercial Credit Group Inc., a Delaware corporation, individually (“CCG”) and as initial Servicer, Portfolio Financial Servicing Company, a Delaware corporation, as backup servicer (the “Backup Servicer”), Jupiter Securitization Company LLC (“Jupiter”), as Lender, together with the other financial institutions as may from time to time become party thereto as Lenders or Administrators, JPMorgan Chase, N.A. (“JPMorgan”), as the Administrator for Jupiter, and JPMorgan Chase, N.A., as facility agent (the “Facility Agent”).

W I T N E S S E T H :

WHEREAS, the SPV, CCG, the Backup Servicer, Jupiter, the Administrator and the Facility Agent have previously entered into and are currently party to the Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.

Section 2. Amendments.

2.1. Each of the following defined terms appearing in Section 1.1 of the Agreement is hereby amended and restated in its entirety and as so amended shall read as follows:

“Change of Control” means at any time, (i) CCG shall fail to own 100% of the ownership interest of the SPV, (ii) prior to an IPO, the Majority Shareholder shall (a) cease to own and control at least that percentage of the outstanding voting equity interests of Holdco necessary at all times to elect a majority of the Board of Directors of Holdco or (b) cease to own and control more than fifty percent (50%) of all outstanding voting equity interests of Holdco, (iii) after an IPO, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than the Majority Shareholder becomes the “beneficial owner” (as defined in Rules 13d 3 and 13d 5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 50% or more of the outstanding voting equity interests of Holdco entitled to vote for members of the board of directors or equivalent governing body of Holdco on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right), or (iv) Holdco shall cease to own and control one hundred percent (100%) of all outstanding voting equity interests of CCG.

“Tax and Insurance Charges” means any taxes and fees or other charges imposed by any governmental authority on any Contract or the related Equipment and any charges related to protection for damage or other loss to any Equipment related to the Contract.

2.2. Section 1.1 of the Agreement is hereby further amended by adding the following defined terms in the appropriate alphabetical sequence to read as follows:

“CC Inc.” means Commercial Credit Inc., a Delaware corporation, and its successors and assigns.

“Holdco” means CC Inc.

“IPO” means the issuance by Holdco of its common equity interests in an underwritten primary public offering pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933 (whether alone or in connection with subsequent public offerings) the proceeds of which are at least $45,000,000.

2.3. Section 2.16(a) of the Agreement is hereby amended and restating in its entirety as follows:

(a) Distributions on Settlement Date. The Servicer shall cause all Collections to be deposited into the Collection Account within five (5) Business Days of receipt of the same by the SPV, the Originator or the Servicer. Such Collections shall be distributed in accordance with Section 2.16(b) below. Any Excluded Amounts that were deposited into the Collection Account shall be removed from the Collection Account on each Settlement Date prior to the application of Collections pursuant to Section 2.16(b) below.

2.4. Clause Second of Section 2.16(b) of the Agreement is hereby amended and restating in its entirety as follows:

Second. To the Servicer, all of the outstanding Servicing Fees due and payable on or prior to such date;

2.5. Section 2.18(a) of the Agreement is hereby amended by deleting the phrase “Governmental Authority” and replacing it with the phrase “governmental authority” in the last sentence thereof.

2.6. Section 5.1(a)(i), (a)(ii) and Section 5.1(o) of the Agreement is each hereby amended and restating in its entirety as follows:

(i) Annual Reporting. Within ninety (90) days after the close of each fiscal year of the SPV and Holdco, as applicable, (A) unaudited financial statements with respect to the SPV, including a balance sheet as of the end of such period and a related statement of operation, (B) on a consolidating basis with respect to Holdco and CCG, which includes CCG’s consolidated Subsidiaries, unaudited balance sheets as of the end of such period and related statements of operations and (C) on a consolidated basis with respect to Holdco and its Subsidiaries, audited financial statements, in the case of (C), prepared by a nationally-recognized accounting firm reasonably acceptable to the Facility Agent in accordance with GAAP, including balance sheets as of the end of such period, related statements of operations, shareholder’s equity and cash flows, accompanied by an unqualified audit report certified by such accountants.

(ii) Quarterly Reporting. Within forty-five (45) days after the close of the first three quarterly periods of the fiscal years of Holdco, (A) with respect to Holdco and CCG, which includes CCG’s consolidated Subsidiaries, consolidating unaudited balance sheets as at the close of each such period and related statements of operations and (B) with respect to Holdco and its Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and related statements of operations, together with consolidated shareholder’s equity and cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by a Responsible Officer of the Servicer (and, if the Originator is not the Servicer, the Originator).

(o) Deposits to Collection Account. The SPV and the Servicer shall not deposit or otherwise credit, or cause or permit to be so deposited or credited, to the Collection Account cash or cash proceeds other than Collections or Excluded Amounts (or misdirected funds, which shall be removed as soon as practicable) in respect of the Pool Receivables. The SPV and the Servicer shall at all times direct the Intercreditor Master Agent, and provide written disbursement instructions to the Intercreditor Master Agent directing it, to disburse funds from the Lock-Box Account which is subject to the Intercreditor Agreement to the Collection Account in accordance with Section 4(f) of the Intercreditor Agreement.

2.7. Sections 5.1(a)(vii), (a)(ix) and (a)(x) of the Agreement are hereby amended and restating in its entirety as follows:

(vii) Other Information. Such other information (including non financial information) as the Facility Agent or any Administrator may from time to time reasonably request (provided if such information is requested from the Servicer, such request can be accommodated by the then existing computer system of the Servicer) with respect to Holdco, the Originator, the SPV or any Subsidiary of the Originator.

(ix) Shareholders Statements and Reports. If the Servicer is CCG, and Holdco has a class of securities registered under the Securities Exchange Act of 1934, as amended, then promptly upon the furnishing thereof to such securities holders of Holdco, copies of all financial statements, reports and proxy statements so furnished.

(x) SEC Filings. Promptly upon the filing thereof, copies of all final registration statements and annual, quarterly, monthly or other regular reports which Holdco (if the Servicer is CCG), or any of its Subsidiaries, filed with the Securities and Exchange Commission.

2.8. Section 5.1(a) of the Agreement is hereby amended by adding the following new paragraph after clause (xiii):

The reports, financial statements, proxy statements and registration statements required to be delivered under clauses (ix) and (x) of this Section 5.1(a) and, following an IPO, the financial statements required to be delivered under clauses (i) and (ii) of this Section 5.1(a) shall be deemed to have been delivered on the date on which the same have been posted on the Securities and Exchange Commission’s website at www.sec.gov.

2.9. Section 7.6 of the Agreement is hereby amended by deleting the phrase “Servicer Charges” and replacing it with the phrase “Excluded Amounts” in the last sentence thereof.

2.10. Section 8.1(q) of the Agreement is hereby amended and restating in its entirety as follows:

(q) Dan McDonough shall cease to be an employee of Holdco or CCG prior to an IPO, unless a successor acceptable to the Facility Agent is appointed within 180 days thereafter; or

2.11. Section 9.1(n) of the Agreement is hereby amended by deleting the phrase “Asset Interest” and replacing it with the phrase “Pool Receivables and the other Affected Assets”.

2.12. Section 13.10(a) of the Agreement is hereby amended and restating in its entirety as follows:

(a) Each of the Facility Agent, the Administrators and the Lenders hereby agrees that it will not disclose the contents of this Agreement or any other Transaction Document or any other proprietary or confidential information of or with respect to Holdco, the SPV, the Servicer and the Originator to any other Person except to: (a) any Person that may become an Agent, a Lender or a Program Support Provider hereunder, (b) its auditors and attorneys, employees or financial advisors and any nationally recognized statistical rating organization, provided such auditors, attorneys, employees, financial advisors or rating agencies are informed of the highly confidential nature of such information and have been instructed to keep such information confidential or (c) as otherwise required by Applicable Law or order of a court of competent jurisdiction.

2.13. The Form of Servicer Report attached to the Agreement as Exhibit F is hereby amended by deleting the line item “Servicer Charges collected during the related Settlement Period”.

Section 3. Conditions Precedent; Effectiveness of Amendment. This Amendment shall become effective on the date (the “Effective Date”) that the Facility Agent is in receipt of (i) a duly executed Amendment by the parties hereto, (ii) evidence satisfactory to the Facility Agent that Holdco has acquired 100% of the equity interests of CCG, and (iii) such other approvals, documents, instruments and certificates as the Facility Agent, any Administrator or any Lender, may reasonably request.

Section 4. Representations of the SPV and Servicer. Each of SPV and Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in Article III of the Agreement and any other Transaction Document to which it is a party are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, and then are true and correct as of such earlier date).

Section 5. Agreement in Full Force and Effect. Except as expressly set forth herein, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

Section 6. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan and Administration Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

CCG RECEIVABLES VI, LLC, as SPV

By:	/s/ E.R. Gebhart
Name:	E.R. Gebhart
Title:	CFO and Treasurer

COMMERCIAL CREDIT GROUP INC., as Servicer

By:	/s/ E.R. Gebhart
Name:	E.R. Gebhart
Title:	SVP and CFO

JUPITER SECURITIZATION COMPANY LLC, as Lender

By:	JPMorgan Chase Bank, N.A., as its attorney-in-fact

By:	/s/ Kyle B. Sneed
Name:	Kyle B. Sneed
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., as Facility Agent and as Administrator

By:	/s/ Kyle B. Sneed
Name:	Kyle B. Sneed
Title:	Executive Director

PORTFOLIO FINANCIAL SERVICES COMPANY., as Backup Servicer

By:	/s/ John Enycrt
Name:	John Enycrt
Title:	President

[Signature Page to First Amendment to Loan and Administration Agreement]